Exhibit 10.1

EXECUTION VERSION

INCREMENTAL JOINDER AGREEMENT NO. 5 AND

FIFTH AMENDMENT TO CREDIT AGREEMENT

This INCREMENTAL JOINDER AGREEMENT NO. 5 AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of February 8, 2019 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among STATION CASINOS LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS party hereto, RED ROCK RESORTS, INC. (“RRR”), STATION HOLDCO LLC (“Holdco”, and together with the Borrower, the Guarantors party hereto and RRR, the “Station Parties”), each of the INCREMENTAL REVOLVING FACILITY LENDERS (as hereinafter defined) party hereto, each of the EXTENDING REVOLVING LENDERS (as hereinafter defined) party hereto, each of the EXTENDING TERM A-3 FACILITY LENDERS (as hereinafter defined) party hereto, each of the L/C LENDERS (as hereinafter defined) party hereto, the SWINGLINE LENDER party hereto and DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as administrative agent under the Existing Credit Agreement referred to below (together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 8, 2016 (as amended by that certain First Amendment to Credit Agreement, dated as of January 30, 2017, that certain Incremental Joinder Agreement, dated as of January 30, 2017, that certain Second Amendment to Credit Agreement, dated as of April 5, 2017, that certain Incremental Joinder Agreement No. 2 and Third Amendment to Credit Agreement, dated as of May 2, 2017, that certain Incremental Joinder Agreement No. 3, dated as of May 10, 2017, and that certain Incremental Joinder Agreement No. 4 and Fourth Amendment to Credit Agreement, dated as of September 21, 2017, and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), among the Borrower, the Guarantors, the banks, financial institutions and other entities from time to time party thereto as lenders (including the L/C Lenders and the Swingline Lender), Administrative Agent, Deutsche Bank AG Cayman Islands Branch, as collateral agent, and the other parties thereto;

WHEREAS, pursuant to Section 13.04(a)(vii) of the Existing Credit Agreement, the Required Pro Rata Lenders may amend, waive or modify any provision of Section 10.08 of the Existing Credit Agreement;

WHEREAS, pursuant to Section 2.12 of the Existing Credit Agreement, the Borrower has requested that those certain financial institutions party hereto and listed on Schedule A hereto (the “Incremental Revolving Facility Lenders”) provide in the aggregate $115,000,000 in Incremental Revolving Commitments (the “Incremental Revolving Facility Commitments” and the loans made thereunder, the “Incremental Revolving Facility Loans”);

WHEREAS, the Borrower has requested that the Lenders party hereto agree to amend the Existing Credit Agreement subject to and in accordance with the terms and conditions set forth herein to, among other things, (i) pursuant to Section 2.13 of the Existing Credit Agreement, provide for the extension of the existing Term A-3 Facility Loans held by each Extending Term A-3 Facility Lender in the form of a new Tranche of Extended Term Loans (which will be designated as the Term A-4 Facility Loans and have the terms and conditions set forth in this Fifth Amendment and the Amended Credit Agreement (as defined below)) and (ii) pursuant to Section 2.13 of the Existing Credit Agreement, provide for the extension of (x) the existing Revolving Commitments (and Revolving Loans thereunder) held by each Revolving Lender party hereto and (y) the Incremental Revolving Facility Commitments provided hereunder by the Incremental Revolving Facility Lenders, in the form of a new Tranche of Revolving Commitments (which will be designated as the Fifth Amendment Revolving Commitments and have the terms and conditions set forth in this Fifth Amendment and the Amended Credit Agreement (as defined below));

WHEREAS, pursuant to Section 13.04(e), the Existing Credit Agreement may be amended by Borrower and Administrative Agent to effect administrative changes that are not adverse to any Lender or to permit any changes requested or required by any Governmental Authority that are not materially adverse to any Lender;

WHEREAS, each Incremental Revolving Lender, Revolving Lender, Term A-3 Facility Lender, L/C Lender and Swingline Lender party hereto and the Administrative Agent is willing, on the terms and subject to the conditions set forth below, to enter into this Fifth Amendment and to consent to the amendments of and waivers under the Amended Credit Agreement described herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Fifth Amendment (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Amended Credit Agreement (as defined below), and the rules of construction set forth in the Amended Credit Agreement shall apply to this Fifth Amendment.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

SECTION 2.1 Amendments to Existing Credit Agreement.

(a) Subject to the conditions and upon the terms set forth in this Fifth Amendment and in reliance on the representations and warranties of the Station Parties set forth in this Fifth Amendment, the Borrower, the other Station Parties, each of the Incremental Revolving Facility Lenders, L/C Lenders, Swingline Lender, Revolving Lenders and Term A-3 Facility Lenders party hereto and the Administrative Agent agree that on the Effective Date, simultaneously with the effectiveness of the provisions of Articles III, IV and V below, the Existing Credit Agreement shall be amended as set forth in Exhibit A attached hereto (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted) (the Existing Credit Agreement, as so amended by this Fifth Amendment, the “Amended Credit Agreement”).

(b) The corresponding Annexes to the Existing Credit Agreement are hereby restated as set forth in the Amended Credit Agreement.

(c) Each of the Incremental Revolving Facility Lenders, Revolving Lenders and Term A-3 Facility Lenders party hereto, on behalf of itself and its successors and assigns, hereby agrees and elects to decline all prepayments of the Revolving Loans under the Fifth Amendment Revolving Commitments (and corresponding reductions in its Fifth Amendment Revolving Commitments) (including the Incremental Revolving Facility Loans (and corresponding reductions in its Incremental Revolving Facility Commitments)) and the Term A-4 Facility Loans to be made pursuant to Sections 2.10(a)(iii) and 2.10(a)(iv) of the Amended Credit Agreement from and after the Effective Date.

ARTICLE III

AGREEMENT TO MODIFY TERM A-3 FACILITY LOANS INTO TERM A-4

FACILITY LOANS

SECTION 3.1 Term Loans Modified. Pursuant to Section 2.13 of the Existing Credit Agreement, each Term A-3 Facility Lender party hereto (each such Term A-3 Facility Lender with respect to its Extending Term A-3 Facility Loans (as defined below), an “Extending Term A-3 Facility Lender”) hereby severally agrees that effective on the Effective Date, the existing Term A-3 Facility Loans of such Extending Term A-3 Facility Lender in the amount set forth on Schedule B hereto (such Term A-3 Facility Loans, the “Extending Term A-3 Facility Loans”) shall automatically, and without further action by such Extending Term A-3 Facility Lender, be modified to become a new Tranche of Extended Term Loans to be designated as the “Term A-4 Facility Loans” having the terms and conditions set forth therefor in this Fifth Amendment and the Amended Credit Agreement. On the Effective Date, the Administrative Agent shall revise the Register to reflect the modification of the Extending Term A-3 Facility Loans of the Extending Term A-3 Facility Lenders into Term A-4 Facility Loans. The existing Term A-3 Facility Loans that are not Extending Term A-3 Facility Loans shall retain their existing terms and conditions except as expressly provided in this Fifth Amendment and the Amended Credit Agreement.

SECTION 3.2 Agreements of Extending Term A-3 Facility Lenders. Each Extending Term A-3 Facility Lender acknowledges and agrees that upon its execution of this Fifth Amendment that (i) such Extending Term A-3 Facility Lender shall on and as of the Effective Date, but solely with respect to its Extending Term A-3 Facility Loans, become a “Term A-4 Facility Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and (ii) all of its Extending Term A-3 Facility Loans shall automatically, and without further action by such Extending Term A-3 Facility Lender, be converted to Term A-4 Facility Loans and have all of the terms therefor set forth in this Fifth Amendment and the Amended Credit Agreement. Each Extending Term A-3 Facility Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Extending Term A-3 Facility Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 5.06 of the Amended Credit Agreement.

ARTICLE IV

AGREEMENT TO PROVIDE INCREMENTAL REVOLVING FACILITY COMMITMENTS

SECTION 4.1 Agreement to Provide Incremental Revolving Facility Commitments. Each Incremental Revolving Facility Lender hereby agrees, severally and not jointly, to provide its respective Incremental Revolving Facility Commitment as set forth on Schedule A annexed hereto on the terms set forth in this Fifth Amendment, and its Incremental Revolving Facility Commitment shall be binding as of the Effective Date.

SECTION 4.2 New Loans and Commitments. The Incremental Revolving Facility Commitment of each Incremental Revolving Facility Lender is in addition to such Incremental Revolving Facility Lender’s existing Loans and Commitments under the Existing Credit Agreement, if any (which shall continue under and be subject in all respects to the Amended Credit Agreement), and, immediately after giving effect to the amendments contemplated hereby, will be subject in all respects to the terms of the Amended Credit Agreement (and, in each case, the other Credit Documents).

SECTION 4.3 Incremental Revolving Facility Commitments.

(a) This Fifth Amendment represents Borrower’s request for Incremental Revolving Facility Commitments to be provided on the terms set forth herein on the Effective Date and for the Incremental Revolving Facility Loans to be made thereunder to be funded from time to time after the Effective Date in accordance with the Amended Credit Agreement.

(b) The Incremental Revolving Facility Commitments may be drawn from time to time after the Effective Date in accordance with Section 2.01(a) of the Amended Credit Agreement and shall terminate as set forth in Section 2.04(a)(iv) of the Amended Credit Agreement. The Incremental Revolving Facility Loans borrowed under the Incremental Revolving Facility Commitments shall be repaid in accordance with Section 3.01(a) of the Amended Credit Agreement. To the extent necessary for the Revolving Loans and participation interests in L/C Liabilities and Swingline Loans to be held by the Revolving Lenders and the Incremental Revolving Facility Lenders ratably in accordance with their respective Revolving Commitments after giving effect to this Fifth Amendment, the Revolving Lenders and Incremental Revolving Facility Lenders shall assign, transfer or purchase, as applicable, interests in the Revolving Loans, L/C Liabilities and Swingline Loans in accordance with Section 2.12(d) of the Amended Credit Agreement as if the Incremental Revolving Facility Commitments were Incremental Revolving Commitments incurred on the Effective Date.

SECTION 4.4 Agreements of Revolving Lenders. Each Incremental Revolving Facility Lender acknowledges and agrees that upon its execution of this Fifth Amendment that such Incremental Revolving Facility Lender shall on and as of the Effective Date become, or continue to be, a “Revolving Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and shall make available such amount to fund its ratable share of outstanding Incremental Revolving Facility Loans from time to time after the Effective Date in accordance with the Amended Credit Agreement. Each Incremental Revolving Facility Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Revolving Facility Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 5.06 of the Amended Credit Agreement.

ARTICLE V

AGREEMENT TO MODIFY CLOSING DATE REVOLVING COMMITMENTS AND INCREMENTAL REVOLVING FACILITY COMMITMENTS INTO FIFTH AMENDMENT REVOLVING COMMITMENTS

SECTION 5.1 Revolving Commitments Modified. Pursuant to Section 2.13 of the Existing Credit Agreement, each Revolving Lender party hereto and each Incremental Revolving Facility Lender party hereto (each such Revolving Lender and Incremental Revolving Facility Lender with respect to its Extending Revolving Commitments (as defined below), an “Extending Revolving Lender”) hereby severally agrees that effective on the Effective Date, the existing Closing Date Revolving Commitments and Incremental Revolving Facility Commitments provided on the Effective Date pursuant to Section 5.1 of such Extending Revolving Lender in the amount forth on Schedule C hereto (such Closing Date Revolving Commitments and Incremental Revolving Facility Commitments, the “Extending Revolving Commitments”) shall automatically, and without further action by such Extending Revolving Lender, be modified to become a new Tranche of Revolving Commitments to be designated as the “Fifth Amendment Revolving Commitments” having the terms and conditions set forth therefor in this Fifth Amendment and the Amended Credit Agreement. On the Effective Date, the Administrative Agent shall revise the Register to reflect the modification of the Extending Revolving Commitments (and Revolving Loans thereunder) of the Extending Revolving Lenders into Fifth Amendment Revolving Commitments (and Revolving Loans thereunder). The existing Closing Date Revolving Commitments that are not Extending Revolving Commitments shall retain their existing terms and conditions except as expressly provided in this Fifth Amendment and the Amended Credit Agreement.

SECTION 5.2 Agreements of Extending Revolving Lenders. Each Extending Revolving Lender acknowledges and agrees that upon its execution of this Fifth Amendment that (i) such Extending Revolving Lender shall on and as of the Effective Date, but solely with respect to its Extending Revolving Commitments, become a “Fifth Amendment Extending Revolving Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, shall be subject to and bound by the terms thereof, shall perform all the obligations of and shall have all rights of a Lender thereunder, and (ii) all of its Extending Revolving Commitments (and

Revolving Loans thereunder) shall automatically, and without further action by such Extending Revolving Lender, be converted to Fifth Amendment Revolving Commitments (and Revolving Loans thereunder) and have all of the terms therefor set forth in this Fifth Amendment and the Amended Credit Agreement. Each Extending Revolving Lender has delivered herewith to the Borrower and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Extending Revolving Lender may be required to deliver to the Borrower and the Administrative Agent pursuant to Section 5.06 of the Amended Credit Agreement.

SECTION 5.3 Consent of L/C Lenders and Swingline Lender. Pursuant to Section 2.13 of the Existing Credit Agreement, each L/C Lender and each Swingline Lender hereby consents to the extension and modification of the Extending Revolving Commitments of the Extending Revolving Lenders into Fifth Amendment Revolving Commitments as set forth in this Fifth Amendment and the Amended Credit Agreement.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

To induce (a) the Extending Term A-3 Facility Lenders to modify Term A-3 Facility Loans into Term A-4 Facility Loans, (b) the Incremental Revolving Facility Lenders to provide the Incremental Revolving Facility Commitments, (c) the Extending Revolving Lenders to modify Revolving Commitments into Fifth Amendment Revolving Commitments and (d) the L/C Lenders, the Swingline Lender and each Lender party hereto to agree to this Fifth Amendment, the Station Parties represent to the Administrative Agent, the L/C Lenders, the Swingline Lender, the Incremental Revolving Facility Lenders, the Extending Revolving Lenders and the Extending Term A-3 Facility Lenders that, as of the Effective Date and giving effect to all of the transactions occurring on the Effective Date:

SECTION 6.1 Corporate Existence. Borrower and each other Station Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 6.2 Action; Enforceability. Borrower and each other Station Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Fifth Amendment and to consummate the transactions herein contemplated; the execution, delivery and performance by Borrower and each other Station Party of this Fifth Amendment and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Fifth Amendment has been duly and validly executed and delivered by each Station Party and constitutes its legal, valid and binding obligation, enforceable against each Station Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 6.3 No Breach; No Default.

(a) None of the execution, delivery and performance by any Station Party of this Fifth Amendment nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Station Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Station Party, or tortiously interfere with, result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Station Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Station Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and

(b) No Default or Event of Default has occurred and is continuing.

SECTION 6.4 Credit Document Representations. Each of the representations and warranties made by the Borrower or any of the other Station Parties in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects)).

ARTICLE VII

CONDITIONS TO THE EFFECTIVE DATE

This Fifth Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied or waived:

SECTION 7.1 Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Fifth Amendment from each Station Party, the L/C Lenders, the Swingline Lender, the Incremental Revolving Facility Lenders and the Lenders who have consented hereto (constituting collectively the Required Tranche Lenders under the Existing Credit Agreement with respect to the Revolving Facility and the Term A-3 Facility prior to giving effect hereto).

SECTION 7.2 Corporate Documents. The Administrative Agent shall have received:

(a) certified true and complete copies of the Organizational Documents of each Station Party and of all corporate or other authority for each Station Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Fifth Amendment and the extensions of credit hereunder, certified as of the Effective Date as complete and correct copies thereof by the secretary or an assistant secretary of each such Station Party (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (x) since the Closing Date (or such later date on which the applicable Station Party became party to the Credit Documents), there have been no changes to the Organizational Documents of such Station Party and (y) no changes have been made to the incumbency certificate of the officers of such Station Party delivered on the Closing Date (or such later date referred to above));

(b) a certificate as to the good standing of each Station Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of incorporation; and

(c) a customary closing certificate of a Responsible Officer of the Borrower certifying to the foregoing.

SECTION 7.3 Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion of (i) Milbank, Tweed, Hadley & McCloy, special New York, Delaware and California counsel for the Station Parties and (ii) Brownstein Hyatt Farber Schreck, LLP, special Nevada counsel for the Station Parties, in each case (A) dated the Effective Date, (B) addressed to Administrative Agent and the Lenders and (C) in a form reasonably satisfactory to Administrative Agent.

SECTION 7.4 Fees, Costs and Expenses. All of the fees payable to the Fifth Amendment Arrangers in connection with this Fifth Amendment in accordance with separate fee letters (if any) entered into by the Borrower and each such Fifth Amendment Arranger or Incremental Revolving Facility Lender and all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Latham & Watkins LLP and one local counsel in each applicable jurisdiction reasonably deemed necessary by Agents) incurred by the Agents in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment, the modification of Revolving Commitments into Fifth Amendment Revolving Commitments, the modification of Term A-3 Facility Loans into Term A-4 Facility Loans and the syndication of the Incremental Revolving Facility Commitments shall have been or concurrently will be paid.

SECTION 7.5 Consent Fee. The Borrower shall have paid to the Administrative Agent, (i) for the account of each Extending Term A-3 Facility Lender that has delivered its executed signature page consenting to this Fifth Amendment, a consent fee equal to 0.125% (12.5 bps) of the amount of such Extending Term A-3 Facility Lender’s Term A-3 Facility Loans modified into Term A-4 Facility Loans on the Effective Date, and (ii) for the account of each Extending Revolving Lender that has delivered its executed signature page consenting to this Fifth Amendment, a consent fee equal to 0.125% (12.5 bps) of the amount of such Extending Revolving Lender’s Revolving Commitments (other than Incremental Revolving Facility Commitments) modified into Fifth Amendment Revolving Commitments on the Effective Date.

SECTION 7.6 No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Fifth Amendment and all of the transactions contemplated in connection therewith:

(a) no Event of Default shall have occurred and be continuing; and

(b) each of the representations and warranties made by the Station Parties in Article VI hereof and in Article VI of the Existing Credit Agreement and in Article VI of the Amended Credit Agreement and in each of the other Credit Documents to which it is a party shall be true and correct in all material respects on and as of the Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

SECTION 7.7 Flood Insurance Requirements. Administrative Agent shall have received from Borrower (i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Real Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Station Party relating thereto) and (ii) if any portion of any Mortgaged Real Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968, the applicable Station Party shall have, with a financially sound and reputable insurer (determined at the time such insurance was obtained), flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to such Flood Insurance Laws and deliver evidence of such compliance in form and substance reasonably acceptable to Administrative Agent.

SECTION 7.8 Notice of Borrowing or Notice of Conversion/Continuation. If requested by the Administrative Agent, the Administrative Agent shall have received a Notice of Borrowing or a Notice of Continuation/Conversion, as applicable, duly completed and complying with Section 4.05 of the Existing Credit Agreement.

SECTION 7.9 Pro Forma Compliance; Incremental Loan Amount. (a) Borrower shall be in compliance with the Financial Maintenance Covenants (as in effect under the Existing Credit Agreement) on a Pro Forma Basis as of the most recent Calculation Date (calculated in accordance with Section 2.12(b)(v) of the Existing Credit Agreement), (b) the aggregate amount of all Incremental Revolving Commitments, New Term Loans, Incremental Term A Loans, Incremental Term B Loans and Incremental Equivalent Debt issued or incurred (but excluding any such Incremental Term Loan Commitments that have been terminated prior to such date of determination without being funded) on or prior to the Effective Date shall not exceed the Incremental Loan Amount, and (c) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower demonstrating the calculations of clauses (a) and (b) in reasonable detail.

ARTICLE VIII

POST-CLOSING REQUIREMENTS

SECTION 8.1 Post-Closing Real Property. Borrower shall as soon as practicable, but not later than sixty (60) days after the Effective Date (or such later date as Administrative Agent may determine in its reasonable discretion), deliver or cause to be delivered to Collateral Agent the following items with respect to each Mortgaged Real Property, each in form and substance reasonably acceptable to Administrative Agent:

(a) an amendment to each Mortgage encumbering a Mortgaged Real Property to include the Fifth Amendment Revolving Commitments (and the Revolving Loans thereunder), the Incremental Revolving Facility Commitments (and the Revolving Loans thereunder) and the Term A-4 Facility Loans in the obligations secured by such Mortgage (the “Mortgage Amendments”), each duly executed and delivered by an authorized officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that Administrative Agent may deem necessary or desirable unless Administrative Agent is satisfied in its reasonable discretion that Mortgage Amendments are not required in order to secure the applicable Credit Party’s obligations as modified hereby;

(b) such endorsements as reasonably requested by the Administrative Agent with respect to the Mortgaged Properties, each in form and substance reasonably satisfactory to Administrative Agent (it being acknowledged that, if requested by Administrative Agent (in its sole discretion), the aggregate amount of the coverage under the title insurance policies with respect to the Mortgaged Properties shall be reasonably increased to the amount so requested by Administrative Agent); and

(c) with respect to each Mortgage Amendment, legal opinions, each of which shall be addressed to Administrative Agent, Collateral Agent and the Lenders, dated the effective date of such Mortgage Amendment and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type.

SECTION 8.2 Collateral Expenses. Borrower agrees to pay all fees, costs and expenses incurred in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes, if any, and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments and the other matters described in Section 8.1.

ARTICLE IX

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 9.1 Validity of Obligations. Borrower and each Guarantor acknowledges and agrees that, both before and after giving effect to this Fifth Amendment, Borrower and each Guarantor is, jointly and severally, indebted to the Lenders and the other Secured Parties for the Obligations (including the Obligations in respect of the Fifth Amendment Revolving Commitments (including, for the avoidance of doubt, the Incremental Revolving Facility Commitments) and Term A-4 Facility Loans provided or modified pursuant to this Fifth Amendment), without defense, counterclaim or offset of any kind. The Borrower and each Guarantor hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations both before and after giving effect to this Fifth Amendment (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 9.2 Validity of Liens and Credit Documents. Borrower and each other Station Party hereby ratifies and reaffirms the validity and enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure all of the Obligations (including the Obligations in respect of the Fifth Amendment Revolving Commitments (including, for the avoidance of doubt, the Incremental Revolving Facility Commitments) and Term A-4 Facility Loans provided or modified pursuant to this Fifth Amendment) by Borrower and each other Station Party pursuant to the Credit Documents to which any of Borrower or such other Station Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Fifth Amendment, and except as expressly amended by this Fifth Amendment, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects.

ARTICLE X

MISCELLANEOUS

SECTION 10.1 Notice. For purposes of the Amended Credit Agreement, the initial notice address of each Incremental Revolving Facility Lender (other than any Incremental Revolving Facility Lender that, immediately prior to the execution of this Fifth Amendment, is a “Lender” under the Existing Credit Agreement) shall be as set forth below its signature to this Fifth Amendment.

SECTION 10.2 Amendment, Modification and Waiver. This Fifth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Amended Credit Agreement).

SECTION 10.3 Entire Agreement. This Fifth Amendment, the Existing Credit Agreement and the other Credit Documents, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 10.4 GOVERNING LAW. THIS FIFTH AMENDMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS FIFTH AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 10.5 SUBMISSION TO JURISDICTION. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE EXISTING CREDIT AGREEMENT SHALL APPLY TO THIS FIFTH AMENDMENT MUTATIS MUTANDIS.

SECTION 10.6 Severability. Wherever possible, each provision of this Fifth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Fifth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Fifth Amendment.

SECTION 10.7 Counterparts. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Fifth Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10.8 Lead Arrangers and Bookrunners. The Borrower has appointed Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Citizens Bank, N.A., Credit Suisse Securities (USA) LLC, Fifth Third Bank, Macquarie Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., UBS Securities LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp. and KeyBank National Association (collectively, the “Fifth Amendment Arrangers”) to act as lead arrangers and bookrunners for this Fifth Amendment. Anything herein to the contrary notwithstanding, the Fifth Amendment Arrangers shall have no powers, duties or responsibilities under this Fifth Amendment or any of the other Credit Documents, except in their respective capacities, as applicable, as the Administrative Agent, Collateral Agent, a Lender or a L/C Lender thereunder.

SECTION 10.9 Credit Document. This Fifth Amendment shall constitute a “Credit Document” as defined in the Amended Credit Agreement.

SECTION 10.10 No Novation. This Fifth Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Existing Credit Agreement) or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Fifth Amendment shall be construed as a release or other discharge of the Borrower or any other Station Party from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents (as defined in the Existing Credit Agreement).

SECTION 10.11 Additional Agreements of Lenders. Each Lender party hereto (a) represents and warrants that it is legally authorized to enter into this Fifth Amendment; (b) confirms that it has received a copy of the Amended Credit Agreement, this Fifth Amendment and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (e) hereby affirms the acknowledgements and representations of such Lender as a Lender contained in Section 12.07 of the Amended Credit Agreement; (f) agrees that it will be bound by the provisions of the Amended Credit Agreement and will perform in accordance with the terms of the Amended Credit Agreement all the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender, including its obligations pursuant to Section 13.05 of the Amended Credit Agreement and (e) waives the right to receive payment of any amounts from Borrower under Section 5.05(a)(4) of the Amended Credit Agreement in connection with this Fifth Amendment and the transactions herein contemplated.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:

STATION CASINOS LLC

By:	/s/ STEPHEN L. COOTEY
Name:	Stephen L. Cootey
Title:	Executive Vice President, Chief Financial
Officer & Treasurer

[Signature Page to Fifth Amendment]

Guarantors:

NP BOULDER LLC
NP CENTERLINE HOLDINGS LLC
NP DURANGO LLC
NP FIESTA LLC
NP INSPIRADA LLC
NP IP HOLDINGS LLC
NP LAKE MEAD LLC
NP MT. ROSE LLC
NP OPCO HOLDINGS LLC
NP OPCO LLC
NP PALACE LLC
NP RED ROCK LLC
NP RENO CONVENTION CENTER LLC
NP RANCHO LLC
NP SANTA FE LLC
NP SONOMA LAND HOLDINGS LLC
NP SUNSET LLC
NP TEXAS LLC
NP TOWN CENTER LLC
STATION GVR ACQUISITION, LLC
FERTITTA ENTERTAINMENT LLC
FE LANDCO MANAGEMENT LLC
NP LANDCO HOLDCO LLC
NP TROPICANA LLC
CV PROPCO, LLC
RRR PALMS LLC
FIESTA PARENTCO, L.L.C.
FP HOLDINGS, L.P.
FP HOLDCO, L.L.C.
PALMS PLACE, LLC
PPII HOLDINGS, L.L.C.
PALMS LEASECO LLC

By:	/s/ STEPHEN L. COOTEY
Name:	Stephen L. Cootey
Title:	Authorized Person

[Signature Page to Fifth Amendment]

Guarantors:

SC MADERA DEVELOPMENT, LLC
SC MADERA MANAGEMENT, LLC
SC MICHIGAN, LLC
SC SONOMA DEVELOPMENT, LLC
SC SONOMA MANAGEMENT, LLC

By:	/s/ FRANK J. FERTITTA III
Name:	Frank J. Fertitta III
Title:	President & Treasurer

[Signature Page to Fifth Amendment]

RED ROCK RESORTS, INC.
STATION HOLDCO LLC

By:	/s/ STEPHEN L. COOTEY
Name:	Stephen L. Cootey
Title:	Executive Vice President, Chief Financial
Officer & Treasurer

[Signature Page to Fifth Amendment]

Acknowledged and Agreed by:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ YUMI OKABE
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ MARIA GUINCHARD
Name:	Maria Guinchard
Title:	Director

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

BANK OF AMERICA, N.A.,
as Term A-3 Facility Lender, Revolving Lender and L/C Lender

By:	/s/ BRIAN D. CORUM
Name:	Brian D. Corum
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Notice Information:

Address:	901 Main St. 64th Floor
Telephone:	214-209-0921
Fax:	214-530-3179
Email:	brian.corum@baml.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

CITIBANK, N.A.,
as Revolving Lender

By:	/s/ KEITH LUKASAVICH
Name:	Keith Lukasavich
Title:	Managing Director and Vice President

Notice Information:

Address:	388 Greenwich Street, 35th Floor, New York, NY 10013
Telephone:	212-816-6522
Email:	Keith.Lukasavich@citi.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

CITIZENS BANK, N.A.,
as Term A-3 Facility Lender and Revolving Lender

By:	/s/ SEAN MCWHINNIE
Name:	Sean McWhinnie
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Notice Information:

Address:	20 Cabot Road MMF140 Medford, MA 02155
Telephone:	(781) 655-2063
Fax:
Email:	shuliu.chen@citizensbank.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Revolving Lender

By:	/s/ JOHN D. TORONTO
Name:	John D. Toronto
Title:	Authorized Signatory

By:	/s/ MICHAEL DEL GENIO
Name:	Michael Del Genio
Title:	Authorized Signatory

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH,
as Term A-3 Facility Lender, Revolving Lender, L/C Lender and Swingline Lender

By:	/s/ MARGUERITE SUTTON
Name:	Marguerite Sutton
Title:	Vice President

If a second signature is necessary:

By:	/s/ ALICIA SCHUG
Name:	Alicia Schug
Title:	Vice President

Notice Information:

Address: 60 Wall Street, 2nd Floor, New York, NY 10005

Telephone: (212) 250-6576

Email: philip.tancorra@db.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

FIFTH THIRD BANK, as Term A-3 Facility Lender and Revolving Lender

By:	/s/ J. DAVID IZARD
Name:	J. David Izard
Title:	Managing Director

Notice Information:

Address:	2755 Old Milton Parkway
Telephone:	Alpharetta, GA 30009
Fax:	(678) 514-7228
Email:	andy.tessema@53.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

GOLDMAN SACHS BANK USA, as Revolving Lender

By:	/s/ ANNIE CARR
Name:	Annie Carr
Title:	Authorized Signatory

Notice Information:

Address: 200 West Street, New York, NY 10282

Telephone: 212-902-1099

Fax: 917-977-3966

Email: gs-sbd-admin-contacts@ny.email.gs.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

JPMORGAN CHASE BANK, N.A., as Term A-3 Facility Lender, Revolving Lender, and L/C Lender

By:	/s/ NADEIGE DANG
Name:	Nadeige Dang
Title:	Executive Director

Notice Information:

Address:	251 South Lake Avenue
Suite #900
Pasadena, CA 91101
Telephone:	(626) 432-3958
Fax:	(646) 861-6193
Email:	nadeige.dang@jpmorgan.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

MIHI LLC, as Revolving Lender

By:	/s/ LISA GRUSHKIN
Name:	Lisa Grushkin
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ MIMI SHIH
Name:	Mimi Shih
Title:	Authorized Signatory

Notice Information:

Address: 125 West 55th Street, New York NY 10019

Telephone: 212-231-6132

Fax: 212-231-6518

Email: maccap.dcmadmin@macquarie.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

SUNTRUST BANK, as Term A-3 Facility Lender

By:	/s/ TESHA WINSLOW
Name:	Tesha Winslow
Title:	Director

Notice Information:

Address: 3333 Peachtree Rd, NE, Atlanta, GA 30326

Telephone: 404.439.7325

Email: tesha.winslow@suntrust.com

[Signature Page to Fifth Amendment]

The undersigned Lender hereby consents to this Fifth Amendment with respect to 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, and to retaining 100% of the commitments and outstanding principal amount of the Term A-3 Facility Loan, Revolving Loan, Revolving Commitment, Swingline Commitment and L/C Commitment, as applicable, in each case held by such Lender on the Effective Date for the Fifth Amendment:

WELLS FARGO BANK, N.A., as Term A-3 Facility and Revolving Lender

By:	/s/ DUC DANG
Name:	Duc Dang
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Notice Information:

Attn: Frances Cordova

Address: 1700 Lincoln Street, Denver, CO, 80203

Telephone: 303-863-5994

Fax: 866-269-8331

Email: DENLNSVMemberNotices@wellsfargo.com

[Signature Page to Fifth Amendment]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as Incremental Revolving Facility Lender

By:	/s/ MARGUERITE SUTTON
Name:	Marguerite Sutton
Title:	Vice President

If a second signature is necessary:

By:	/s/ ALICIA SCHUG
Name:	Alicia Schug
Title:	Vice President

Notice Information:

Address: 60 Wall Street, 2nd Floor, New York, NY 10005

Telephone: (212) 250-6576

Email: philip.tancorra@db.com

[Signature Page to Fifth Amendment]

BNP PARIBAS, as Incremental Revolving Facility Lender

By:	/s/ JAMES MCHALE
Name:	James McHale
Title:	Managing Director

If a second signature is necessary:

By:	/s/ SANG W. HAN
Name:	Sang W. Han
Title:	Vice President

Notice Information:

Address: 787 7th Ave, New York, NY 10019

Telephone: (514) 285 6100

Fax: (201) 616 7911

Email: DL.NYK_LS_LOAN_BOOK@US.BNPPARIBAS.COM

[Signature Page to Fifth Amendment]

KEYBANK NATIONAL ASSOCIATION, as Incremental Revolving Facility Lender

By:	/s/ KEVIN BRICKMAN
Name:	Kevin Brickman
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Notice Information:

Contact: Matthew Bradley

Address: 127 Public Square, Cleveland, Ohio 44114

Telephone: (216) 689-3270

Fax: NA

Email: matthew.bradley@keybank.com

Additional Contact: Key Agency Services

Address: 4900 Tiedeman Road, Brooklyn, Ohio 44144

Telephone: NA

Fax: (216) 370-5997

Email: kas_servicing@keybank.com

[Signature Page to Fifth Amendment]

SCHEDULE A

Incremental Revolving Facility Commitments

Name of Incremental Revolving Facility Lender	Amount
Deutsche Bank AG Cayman Islands Branch		$15,000,000
BNP Paribas		$75,000,000
KeyBank National Association		$25,000,000

	Total: $	115,000,000

SCHEDULE B

Term A-3 Facility Loans modified into Term A-4 Facility Loans

Name of Extending Term A-3 Facility Lender	Term A-3 Facility Loans modified into Term A-4 Facility Loans
Deutsche Bank AG Cayman Islands Branch		$27,846,801.47
JPMorgan Chase Bank, N.A.		$26,477,038.55
Bank of America, N.A.		$25,609,546.69
Fifth Third Bank		$27,526,184.68
Citizens Bank, N.A.		$18,676,830.92
SunTrust Bank		$46,266,233.66
Wells Fargo Bank, N.A.		$27,187,500.00

	Total: $	199,590,135.97

SCHEDULE C

Closing Date Revolving Commitments modified into Fifth Amendment Revolving Commitments

Name of Extending Revolving Lender	Closing Date Revolving Commitments modified into Fifth Amendment Revolving Commitments
Deutsche Bank AG Cayman Islands Branch		$111,245,421.25
JPMorgan Chase Bank, N.A.		$96,245,421.25
Bank of America, N.A.		$96,245,421.25
Fifth Third Bank		$94,093,406.59
Goldman Sachs Bank USA		$50,000,000.00
Citibank, N.A.		$25,000,000.00
Citizens Bank, N.A.		$78,956,043.96
Credit Suisse AG, Cayman Islands Branch		$26,346,153.84
MIHI LLC		$25,137,362.63
Wells Fargo Bank, N.A.		$96,000,000.00
BNP Paribas		$75,000,000.00
KeyBank National Association		$25,000,000.00

	Total: $	799,269,230.77

EXHIBIT A

Amendments to Existing Credit Agreement

[See Attached]